United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2023

PureCycle Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Hazeltine National Drive,	Suite 300,	Orlando	32822
Florida
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (877) 648-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:
PureCycle Technologies, Inc. (the “Company”) filed a Form 8-K on April 3, 2023 announcing the tendered resignations as members of the board of directors (the “Board”) of the Company’s Class I and Class III directors – consisting of Steven Bouck, Tanya Burnell, Fernando Musa, Dustin Olson and Dr. John Scott – contingent and effective upon stockholder approval at the 2023 Annual General Meeting of Stockholders held on May 10, 2023 (the “Annual Meeting”) of a proposed de-classification amendment (the “De-Classification Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) that would declassify the Board so that each director would stand for election annually starting at the Annual Meeting.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
De-Classification
As described in Item 5.07 below, the Company’s shareholders approved, among other things, the De-Classification Amendment, effective at the Annual Meeting. Therefore, the contingent resignation of each of the Company’s Class I and Class III directors – consisting of Steven Bouck, Tanya Burnell, Fernando Musa, Dustin Olson and Dr. John Scott – was effective as of the Annual Meeting. As described in Item 5.07, each such director was thereafter elected to the Board to serve for a one year term until the 2024 annual meeting of stockholders.
Dr. Scott
On May 12, 2023, Dr. John Scott advised the Board of his decision to resign from the Board effective immediately due to health-related issues. Dr. Scott’s decision to resign was not the result of any disagreement with the Company or its management.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, upon prior recommendation of the Board, the Company’s stockholders approved the De-Classification Amendment and also approved other amendments (the “Other Amendments”) to the Charter to (i) adopt a majority voting standard in uncontested director elections; (ii) increase the number of authorized shares of common stock and (iii) eliminate inoperative provisions and update certain other miscellaneous provisions. A description of the De-Classification Amendment and the Other Amendments was set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2023 (the “Proxy Statement”).
The De-Classification Amendment became effective during the Annual Meeting and the Other Amendments became effective shortly after the meeting, each in connection with a certificate of amendment to the Charter filed with the Secretary of State of the State of Delaware.
In addition, the Board previously approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), subject to stockholder approval of the Other Amendments, to (i) adopt a majority voting standard in uncontested elections of directors, (ii) require any nominee in uncontested elections to tender their resignation if they receive more “against” than “for” votes, (iii) make certain changes in connection with the SEC’s recently adopted rules pertaining to universal proxy cards, and (iv) make certain other updates in connection with recent changes in law (the “Bylaw Amendments”).
The foregoing descriptions of the De-Classification Amendment, the Other Amendments and the Bylaw Amendments are qualified in their entirety by reference to the full text of such amendments, which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 10, 2023, the Company held its Annual Meeting.
As of the record date, March 24, 2023, there were 163,638,505 shares of the Company’s common stock issued, outstanding and entitled to be voted at the Annual Meeting, of which 129,198,737 shares of common stock (78.95%), constituting a quorum, were present or represented by proxy at the Annual Meeting.
The stockholders voted at the Annual Meeting as follows:
Proposal 1 - To amend the Charter to declassify the Board and provide for immediate annual director elections.

Votes For	Votes Against	Abstain	Broker Non-Votes
112,781,385	67,922	30,477	16,318,953
Proposal 2 - To amend the Charter to adopt a majority voting standard in uncontested director elections.

Votes For	Votes Against	Abstain	Broker Non-Votes
112,786,321	81,262	30,201	16,318,953
Proposal 3 - To amend the Charter to reflect new Delaware law provisions regarding officer exculpation.

Votes For	Votes Against	Abstain	Broker Non-Votes
99,112,505	13,730,893	36,386	16,318,953
Proposal 4 – To amend the Charter to increase the number of authorized shares of common stock.

Votes For	Votes Against	Abstain
124,024,691	4,682,401	491,645
Proposal 5 – To amend the Charter to eliminate inoperative provisions and update certain other miscellaneous provisions.

Votes For	Votes Against	Abstain	Broker Non-Votes
112,684,052	112,178	83,554	16,318,953
Proposal 6 – If Proposal 1 to declassify the Board is approved, to elect the following eight directors recommended by the Company’s Nominating and Corporate Governance (“N&CG”) Committee and approved by the Board.

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Steven Bouck	93,759,272	3,667,339	31,772,126
Tanya Burnell	88,465,016	8,961,595	31,772,126
Daniel Coombs	93,810,898	3,615,713	31,772,126
Jeffrey Fieler	87,836,817	9,589,794	31,772,126
Allen Jacoby	93,668,188	3,758,423	31,772,126
Fernando Musa	85,014,830	12,411,781	31,772,126
Dustin Olson	93,676,412	3,750,199	31,772,126
Dr. John Scott	87,386,258	10,040,353	31,772,126
Proposal 7 – If Proposal 1 to declassify the Board is not approved, to elect the following three directors recommended by the Company’s N&CG Committee and approved by the Board as the Class II directors each to serve for a three-year term.
Because Proposal 1 was approved, this Proposal was not voted on at the Annual Meeting.
Proposal 8 – To ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstain
129,044,397	73,291	81,049
Proposal 9 – To approve, on an advisory basis, the Company’s named executive officer compensation.

Votes For	Votes Against	Abstain
108,169,242	4,648,941	61,601
Proposal 10 – To approve, on an advisory basis, the frequency of holding an advisory vote on the Company’s named executive officer compensation.

One-Year	Two-Years	Three-Years	Abstain	Broker Non-Votes
111,173,564	56,561	1,591,996	57,663	16,318,953

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of PureCycle Technologies, Inc. to Declassify the Board of Directors.
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of PureCycle Technologies, Inc. to Incorporate Proposals 2, 4, and 5.
3.3	Second Amended and Restated Bylaws of PureCycle Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURECYCLE TECHNOLOGIES, INC.
By: /s/ Lawrence Somma____________________
Name: Lawrence Somma
Title: Chief Financial Officer

Date: May 15, 2023